Supplement to Prospectus
Institutional Portfolios
HC Strategic Shares
Dated November 1, 2010
As Supplemented January 25, 2011
HC Capital Trust
The date of this Supplement is March 17, 2011
The Fixed Income Portfolio: The Portfolio has been liquidated and all references to the Portfolio are deleted from this Prospectus.
The Real Estate Securities Portfolio: Effective April 1, 2011, James P. Hoffmann will no longer serve as a portfolio manager to The Real Estate Securities Portfolio managed by Wellington Management Company, LLP.
The Fixed Income Portfolio: (From the Supplement filed on March 4, 2011) The Portfolio no longer sells shares to new investors, including through exchanges into the Portfolio from other Portfolios of HC Capital Trust. Investors may continue to redeem shares of the Portfolio.
The Fixed Income Portfolio: (From the Supplement filed on February 7, 2011) The Advisor has recommended, and the Board of Trustees has approved, the liquidation of The Fixed Income Portfolio. In connection with this liquidation, which is expected to be completed by March 31, 2011, the Portfolio’s previous Specialist Manager, Aberdeen Asset Management, Inc. (“Aberdeen”) has been terminated. Pursuant to the Advisor’s Investment Advisory Agreement with the Trust, the Advisor will be providing day-to-day management of the Portfolio pending its final liquidation. Mr. Thomas Cowhey, CFA is acting as the portfolio manager for the Portfolio. Mr. Cowhey is the Chief Investment Strategist for the Advisor and has been with the Advisor since 2000. All references to Aberdeen and the portfolio managers employed by such organization are hereby deleted from this Prospectus.
The Commodity Related Securities Portfolio: (From the Supplement filed on February 7, 2011)
1.	The following replaces the section of the Prospectus with respect to Pacific Investment Management Company LLC (“PIMCO”) under the “Portfolio Managers” section on page 21 of the Prospectus:
PIMCO: Nicholas Johnson has managed the portion of the Portfolio allocated to PIMCO since June, 2010.
2.	The following replaces the fifth paragraph under “Pacific Investment Management Company LLC” of the “Specialist Manager Guide” on page 91 of the Prospectus:
For its services to the Commodity Related Securities Portfolio, PIMCO receives and annual fee of 0.49% of that portion of the Portfolio allocated to PIMCO from time to time. PIMCO became a Specialist Manager to The Commodity Related Securities Portfolio during the most recent fiscal year. Nicholas Johnson is responsible for the day-to-day management of that portion of the Portfolio allocated to PIMCO. Mr. Johnson is a senior vice president and portfolio manager in the Newport Beach office. He joined PIMCO in 2004 and previously managed the portfolio analyst group. Prior to joining PIMCO, he worked at NASA’s Jet Propulsion Laboratory, developing Mars missions and new methods of autonomous navigation. He has six years of investment experience and holds a master’s degree in financial mathematics from the University of Chicago and an undergraduate degree from California Polytechnic State University.
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Supplement to Institutional Prospectus for HC Capital Trust